POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that I, Neil A. Armstrong, of the City of Cincinnati and State of Ohio, do hereby constitute and appoint Jackson H. Randolph, James E. Rogers, and J. Wayne Leonard, or either of them, my true and lawful attorney for me and in my name to sign my name as a director of CINergy Corp., to the Form 10-K Annual Report of each corporation for the fiscal year ended December 31, 1994, and to deliver said Form 10-K Annual Reports so signed for filing with the Securities and Exchange Commission in Washington, D.C.

     I DO HEREBY RATIFY and confirm all that my said agents and attorneys, or any one of them, shall lawfully do by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal in the City of Lebanon and State of Ohio on this 16th day of March, 1995.




                                       Neil A. Armstrong


STATE OF     Ohio             )
                              )    SS:
COUNTY OF    Warren           )

     Before me,   Vivian White     , a notary public in and for
the aforesaid County and State, personally appeared this day Neil
A. Armstrong, to me known, and known to me to be the same person whose name is signed to the foregoing instrument, and he acknowledged that he executed the same as his free and voluntary act and deed for the uses and purposes therein set forth.

     WITNESS my hand and notarial seal this 16th day of March, 1995.

                                   Vivian White         (SEAL)
                                   Notary Public

My commission expires:

  January 31, 1999

My county of residence:

  Warren



                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that I, James K. Baker, of the City of Columbus and State of Indiana, do hereby constitute and appoint Jackson H. Randolph, James E. Rogers, and J. Wayne Leonard, or either of them, my true and lawful attorney for me and in my name to sign my name as a director of CINergy Corp. and PSI Energy, Inc., to the Form 10-K Annual Report of each corporation for the fiscal year ended December 31, 1994, and to deliver said Form 10-K Annual Reports so signed for filing with the Securities and Exchange Commission in Washington, D.C.

     I DO HEREBY RATIFY and confirm all that my said agents and attorneys, or any one of them, shall lawfully do by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal in the City of Columbus and State of Indiana on this 15th day of March, 1995.




                                       J. K. Baker


STATE OF   Indiana               )
                                 )    SS:
COUNTY OF  Bartholomew           )

     Before me,  Patty S. Frazier   , a notary public in and for
the aforesaid County and State, personally appeared this day James K. Baker, to me known, and known to me to be the same person whose name is signed to the foregoing instrument, and he acknowledged that he executed the same as his free and voluntary act and deed for the uses and purposes therein set forth.

     WITNESS my hand and notarial seal this 15th day of March, 1995.

                                  Patty S. Frazier     (SEAL)
                                   Notary Public

My commission expires:

  April 28, 1995

My county of residence:

  Bartholomew



                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that I, Hugh A. Barker, of the City of Plainfield and State of Indiana, do hereby constitute and appoint Jackson H. Randolph, James E. Rogers, and J. Wayne Leonard, or either of them, my true and lawful attorney for me and in my name to sign my name as a director of CInergy Corp. and PSI Energy, Inc., to the Form 10-K Annual Report of each corporation for the fiscal year ended December 31, 1994, and to deliver said Form 10-K Annual Reports so signed for filing with the Securities and Exchange Commission in Washington, D.C.

     I DO HEREBY RATIFY and confirm all that my said agents and attorneys, or any one of them, shall lawfully do by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal in the City of Green Valley and State of Arizona on this 15th day of March, 1995.




                                       Hugh A. Barker


STATE OF   Arizona            )
                              )    SS:
COUNTY OF  Pima               )

     Before me,  Cindy A. Sanders    , a notary public in and for
the aforesaid County and State, personally appeared this day Hugh
A. Barker, to me known, and known to me to be the same person whose name is signed to the foregoing instrument, and he acknowledged that he executed the same as his free and voluntary act and deed for the uses and purposes therein set forth.

     WITNESS my hand and notarial seal this 15th day of March, 1995.


                                 Cindy A. Sanders       (SEAL)
                                   Notary Public

My commission expires:

  December 12, 1997

My county of residence:

  Pima


                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that I, Michael G. Browning, of the City of Carmel and State of Indiana, do hereby constitute and appoint Jackson H. Randolph, James E. Rogers, and J. Wayne Leonard, or either of them, my true and lawful attorney for me and in my name to sign my name as a director of CINergy Corp. ,,and PSI Energy, Inc., to the Form 10-K Annual Report of each corporation for the fiscal year ended December 31, 1994, and to deliver said Form 10-K Annual Reports so signed for filing with the Securities and Exchange Commission in Washington, D.C.

     I DO HEREBY RATIFY and confirm all that my said agents and attorneys, or any one of them, shall lawfully do by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal in the City of Indianapolis and State of Indiana on this 15th day of March, 1995.




                                      Michael G. Browning


STATE OF   Indiana            )
                              )    SS:
COUNTY OF  Marion             )

     Before me, Bonny J. Light , a notary public in and for the aforesaid County and State, personally appeared this day Michael G. Browning, to me known, and known to me to be the same person whose name is signed to the foregoing instrument, and he acknowledged that he executed the same as his free and voluntary act and deed for the uses and purposes therein set forth.

     WITNESS my hand and notarial seal this 15th day of March, 1995.


                                   Bonny J. Light       (SEAL)
                                   Notary Public

My commission expires:

  January 18, 1996

My county of residence:

  Hamilton


                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that I, Clement L. Buenger, of the City of Cincinnati and State of Ohio, do hereby constitute and appoint Jackson H. Randolph, James E. Rogers, and J. Wayne Leonard, or either of them, my true and lawful attorney for me and in my name to sign my name as a director of CINergy Corp., to the Form 10-K Annual Report of each corporation for the fiscal year ended December 31, 1994, and to deliver said Form 10-K Annual Reports so signed for filing with the Securities and Exchange Commission in Washington, D.C.

     I DO HEREBY RATIFY and confirm all that my said agents and attorneys, or any one of them, shall lawfully do by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal in the City of Cincinnati and State of Ohio on this 16th day of March, 1995.




                                      Clement L. Buenger


STATE OF   Ohio             )
                            )    SS:
COUNTY OF  Hamilton         )

     Before me,   Pamela J. Moon    , a notary public in and for
the aforesaid County and State, personally appeared this day Clement L. Buenger, to me known, and known to me to be the same person whose name is signed to the foregoing instrument, and he acknowledged that he executed the same as his free and voluntary act and deed for the uses and purposes therein set forth.

     WITNESS my hand and notarial seal this 16th day of March, 1995.


                                   Pamela J. Moon         (SEAL)
                                   Notary Public

My commission expires:

  October 11, 1995

My county of residence:

  Hamilton


                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that I, Phillip R. Cox, of the City of Lebanon and State of Ohio, do hereby constitute and appoint Jackson H. Randolph, James E. Rogers, and J. Wayne Leonard, or either of them, my true and lawful attorney for me and in my name to sign my name as a director of CINergy Corp., to the Form 10-K Annual Report of each corporation for the fiscal year ended December 31, 1994, and to deliver said Form 10-K Annual Reports so signed for filing with the Securities and Exchange Commission in Washington, D.C.

     I DO HEREBY RATIFY and confirm all that my said agents and attorneys, or any one of them, shall lawfully do by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal in the City of Cincinnati and State of Ohio on this 15th day of March, 1995.




                                      Phillip R. Cox


STATE OF    Ohio            )
                            )    SS:
COUNTY OF   Hamilton        )

     Before me, Steven A. Niederbaumer , a notary public in and for the aforesaid County and State, personally appeared this day Phillip R. Cox, to me known, and known to me to be the same person whose name is signed to the foregoing instrument, and he acknowledged that he executed the same as his free and voluntary act and deed for the uses and purposes therein set forth.

     WITNESS my hand and notarial seal this 15th day of March, 1995.


                               Steven A. Niederbaumer  (SEAL)
                                   Notary Public

My commission expires:

  October 26, 1999

My county of residence:

  Hamilton


                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that I, Kenneth M. Duberstein, of the City of Washington and District of Columbia, do hereby constitute and appoint Jackson H. Randolph, James E. Rogers, and J. Wayne Leonard, or either of them, my true and lawful attorney for me and in my name to sign my name as a director of CINergy Corp. and PSI Energy, Inc., to the Form 10-K Annual Report of each corporation for the fiscal year ended December 31, 1994, and to deliver said Form 10-K Annual Reports so signed for filing with the Securities and Exchange Commission in Washington, D.C.

     I DO HEREBY RATIFY and confirm all that my said agents and attorneys, or any one of them, shall lawfully do by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal in the City of Washington and District of Columbia on this 28th day of March, 1995.



                                     Kenneth M. Duberstein


CITY OF       Washington         )
                                 )    SS:
DISTRICT OF   Columbia           )

     Before me,  Susan B. Magee   , a notary public in and for
the aforesaid County and State, personally appeared this day Kenneth M. Duberstein, to me known, and known to me to be the same person whose name is signed to the foregoing instrument, and he acknowledged that he executed the same as his free and voluntary act and deed for the uses and purposes therein set forth.

     WITNESS my hand and notarial seal this 28th day of March, 1995.


                                  Susan B. Magee     (SEAL)
                                   Notary Public

My commission expires:

  October 31, 1999

My county of residence:

  Arlington, VA


                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that I, John A. Hillenbrand, II, of the City of Batesville and State of Indiana, do hereby constitute and appoint Jackson H. Randolph, James E. Rogers, and
J. Wayne Leonard, or either of them, my true and lawful attorney for me and in my name to sign my name as a director of CINergy Corp. and PSI Energy, Inc., to the Form 10-K Annual Report of each corporation for the fiscal year ended December 31, 1994, and to deliver said Form 10-K Annual Reports so signed for filing with the Securities and Exchange Commission in Washington, D.C.

     I DO HEREBY RATIFY and confirm all that my said agents and attorneys, or any one of them, shall lawfully do by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal in the City of Batesville and State of Indiana on this 20th day of March, 1995.




                                      John A. Hillenbrand, II


STATE OF    Indiana           )
                              )    SS:
COUNTY OF   Ripley            )

     Before me,   Carolyn Hahn   , a notary public in and for the
aforesaid County and State, personally appeared this day John A. Hillenbrand, II, to me known, and known to me to be the same person whose name is signed to the foregoing instrument, and he acknowledged that he executed the same as his free and voluntary act and deed for the uses and purposes therein set forth.

     WITNESS my hand and notarial seal this 20th day of March, 1995.


                                   Carolyn Hahn    (SEAL)
                                   Notary Public

My commission expires:

  December 17, 1997

My county of residence:

  Ripley


                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that I, George C. Juilfs, of the City of Cincinnati and State of Ohio, do hereby constitute and appoint Jackson H. Randolph, James E. Rogers, and J. Wayne Leonard, or either of them, my true and lawful attorney for me and in my name to sign my name as a director of CINergy Corp., to the Form 10-K Annual Report of each corporation for the fiscal year ended December 31, 1994, and to deliver said Form 10-K Annual Reports so signed for filing with the Securities and Exchange Commission in Washington, D.C.

     I DO HEREBY RATIFY and confirm all that my said agents and attorneys, or any one of them, shall lawfully do by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal in the City of Newport and State of Kentucky on this 17th day of March, 1995.



                                      George C. Juilfs


STATE OF    Kentucky        )
                            )    SS:
COUNTY OF   Campbell        )

     Before me,  Renate B. Brake   , a notary public in and for
the aforesaid County and State, personally appeared this day George C. Juilfs, to me known, and known to me to be the same person whose name is signed to the foregoing instrument, and he acknowledged that he executed the same as his free and voluntary act and deed for the uses and purposes therein set forth.

     WITNESS my hand and notarial seal this 17th day of March, 1995.


                                  Renate B. Brake       (SEAL)
                                   Notary Public

My commission expires:

  October 6, 1997

My county of residence:

  Hamilton



                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that I, Melvin Perelman, of the City of Indianapolis and State of Indiana, do hereby constitute and appoint Jackson H. Randolph, James E. Rogers, and
J. Wayne Leonard, or either of them, my true and lawful attorney for me and in my name to sign my name as a director of CINergy Corp. and PSI Energy, Inc., to the Form 10-K Annual Report of each corporation for the fiscal year ended December 31, 1994, and to deliver said Form 10-K Annual Reports so signed for filing with the Securities and Exchange Commission in Washington, D.C.

     I DO HEREBY RATIFY and confirm all that my said agents and attorneys, or any one of them, shall lawfully do by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal in the City of Davis and State of CA on this 15th day of March, 1995.




                                      Melvin Perelman


STATE OF   California          )
                               )
COUNTY OF  Yolo                )

     On 3-15-95 before me, Denise Murphy/ Notary Public , personally appeared Melvin Perelman , proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person or the entity upon behalf of which the person acted, excecuted the instrument.

     WITNESS my hand and official seal.


                                   Denise Murphy
                                 Signature of Notary

My commission expires:

  March 17, 1997

My county of residence:

  Yolo


                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that I, Thomas E. Petry, of the City of Terrace Park and State of Ohio, do hereby constitute and appoint Jackson H. Randolph, James E. Rogers, and J. Wayne Leonard, or either of them, my true and lawful attorney for me and in my name to sign my name as a director of CINergy Corp., to the Form 10-K Annual Report of each corporation for the fiscal year ended December 31, 1994, and to deliver said Form 10-K Annual Reports so signed for filing with the Securities and Exchange Commission in Washington, D.C.

     I DO HEREBY RATIFY and confirm all that my said agents and attorneys, or any one of them, shall lawfully do by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal in the City of Cincinnati and State of Ohio on this 15th day of March, 1995.




                                      Thomas E. Petry


STATE OF    Ohio              )
                              )    SS:
COUNTY OF   Hamilton          )

     Before me,   Patricia A. Harris   , a notary public in and
for the aforesaid County and State, personally appeared this day Thomas E. Petry, to me known, and known to me to be the same person whose name is signed to the foregoing instrument, and he acknowledged that he executed the same as his free and voluntary act and deed for the uses and purposes therein set forth.

     WITNESS my hand and notarial seal this 15th day of March, 1995.


                                 Patricia A. Harris       (SEAL)
                                   Notary Public

My commission expires:

  September 30, 1995

My county of residence:

  Hamilton


                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that I, John J. Schiff, Jr., of the City of Cincinnati and State of Ohio, do hereby constitute and appoint Jackson H. Randolph, James E. Rogers, and J. Wayne Leonard, or either of them, my true and lawful attorney for me and in my name to sign my name as a director of CINergy Corp., to the Form 10-K Annual Report of each corporation for the fiscal year ended December 31, 1994, and to deliver said Form 10-K Annual Reports so signed for filing with the Securities and Exchange Commission in Washington, D.C.

     I DO HEREBY RATIFY and confirm all that my said agents and attorneys, or any one of them, shall lawfully do by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal in the City of Fairfield and State of Ohio on this 16th day of March, 1995.




                                      John J. Schiff, Jr.


STATE OF    Ohio            )
                            )    SS:
COUNTY OF   Butler          )

     Before me, Christine A. Gerbus , a notary public in and for the aforesaid County and State, personally appeared this day John J. Schiff, Jr., to me known, and known to me to be the same person whose name is signed to the foregoing instrument, and he acknowledged that he executed the same as his free and voluntary act and deed for the uses and purposes therein set forth.

     WITNESS my hand and notarial seal this 16th day of March, 1995.


                                Christine A. Gerbus   (SEAL)
                                   Notary Public

My commission expires:

  May 27, 1997

My county of residence:

  Hamilton


                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that I, Van P. Smith, of the City of Muncie and State of Indiana, do hereby constitute and appoint Jackson H. Randolph, James E. Rogers, and J. Wayne Leonard, or either of them, my true and lawful attorney for me and in my name to sign my name as a director of CINergy Corp. and PSI Energy, Inc., to the Form 10-K Annual Report of each corporation for the fiscal year ended December 31, 1994, and to deliver said Form 10-K Annual Reports so signed for filing with the Securities and Exchange Commission in Washington, D.C.

     I DO HEREBY RATIFY and confirm all that my said agents and attorneys, or any one of them, shall lawfully do by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal in the City of Muncie and State of Indiana on this 15th day of March, 1995.




                                       Van P. Smith


STATE OF    Indiana          )
                             )    SS:
COUNTY OF   Delaware         )

     Before me,   Patricia P. Heath   , a notary public in and
for the aforesaid County and State, personally appeared this day Van P. Smith, to me known, and known to me to be the same person whose name is signed to the foregoing instrument, and he acknowledged that he executed the same as his free and voluntary act and deed for the uses and purposes therein set forth.

     WITNESS my hand and notarial seal this 15th day of March, 1995.


                                 Patricia P. Heath    (SEAL)
                                   Notary Public

My commission expires:

  June 19, 1998

My county of residence:

  Randolph


                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that I, Dudley S. Taft, of the City of Cincinnati and State of Ohio, do hereby constitute and appoint Jackson H. Randolph, James E. Rogers, and J. Wayne Leonard, or either of them, my true and lawful attorney for me and in my name to sign my name as a director of CINergy Corp., to the Form 10-K Annual Report of each corporation for the fiscal year ended December 31, 1994, and to deliver said Form 10-K Annual Reports so signed for filing with the Securities and Exchange Commission in Washington, D.C.

     I DO HEREBY RATIFY and confirm all that my said agents and attorneys, or any one of them, shall lawfully do by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal in the City of Cincinnati and State of Ohio on this 21st day of March, 1995.



                                        Dudley S. Taft


STATE OF    Ohio            )
                            )    SS:
COUNTY OF   Hamilton        )

     Before me,  Patricia A. Sammons   , a notary public in and
for the aforesaid County and State, personally appeared this day Dudley S. Taft, to me known, and known to me to be the same person whose name is signed to the foregoing instrument, and he acknowledged that he executed the same as his free and voluntary act and deed for the uses and purposes therein set forth.

     WITNESS my hand and notarial seal this 21st day of March, 1995.


                                 Patricia A. Sammons   (SEAL)
                                   Notary Public

My commission expires:

  October 18, 1997

My county of residence:

  Hamilton



                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that I, Oliver W. Waddell, of the City of Cincinnati and State of Ohio, do hereby constitute and appoint Jackson H. Randolph, James E. Rogers, and J. Wayne Leonard, or either of them, my true and lawful attorney for me and in my name to sign my name as a director of CINergy Corp., to the Form 10-K Annual Report of each corporation for the fiscal year ended December 31, 1994, and to deliver said Form 10-K Annual Reports so signed for filing with the Securities and Exchange Commission in Washington, D.C.

     I DO HEREBY RATIFY and confirm all that my said agents and attorneys, or any one of them, shall lawfully do by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal in the City of Cincinnati and State of Ohio on this 15th day of March, 1995.




                                      Oliver W. Waddell


STATE OF    Ohio             )
                             )    SS:
COUNTY OF   Hamilton         )

     Before me,  Steven A. Niederbaumer    , a notary public in
and for the aforesaid County and State, personally appeared this day Oliver W. Waddell, to me known, and known to me to be the same person whose name is signed to the foregoing instrument, and he acknowledged that he executed the same as his free and voluntary act and deed for the uses and purposes therein set forth.

     WITNESS my hand and notarial seal this 15th day of March, 1995.


                               Steven A. Niederbaumer  (SEAL)
                                   Notary Public

My commission expires:

  October 26, 1999

My county of residence:

  Hamilton